UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

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HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 October Hill Road

Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 10, 2025, the Company entered into a Fifth Amendment (the “Fifth Amendment”) to its term loan and senior revolving credit facility (as amended, the “Credit Agreement”), pursuant to which the lenders and administrative agent agreed, subject to the terms contained in the Fifth Amendment, to waive the Company’s non-compliance with the consolidated net leverage ratio covenant contained in the Credit Agreement as of the December 31, 2024 test date. The Fifth Amendment provides that the lender’s commitment under the Company’s revolving credit facility is capped at the amount outstanding thereunder as of the date thereof. The Fifth Amendment also establishes certain milestones with respect to the refinancing of the debt underlying the Credit Agreement (the “Refinancing”) and dates by which such milestones must be met. These milestones include: (1) continuing to retain an investment banker for the purpose of assisting with the consummation of the Refinancing; (2) by March 14, 2025, the engagement of a financial advisor acceptable to the administrative agent; (3) by April 30, 2025, the delivery to the administrative agent of an executed bona fide indication of interest from one or more potential lenders with respect to the Refinancing on terms and conditions acceptable to the administrative agent; (4) by May 23, 2025, the delivery to the administrative agent of a term sheet or commitment letter from one or more potential lenders that provides for the Refinancing on terms and conditions acceptable to the administrative agent; (5) by June 13, 2025, delivery to the administrative agent of: (i) a statement of sources and uses of transaction proceeds; and (ii) evidence that the potential lender’s conditions to closing (other than customary closing deliveries) of the Refinancing, such as business commitments, are satisfied; and (6) by June 30, 2025, the closing of the Refinancing. Pursuant to the terms of the Fifth Amendment, the lenders also agreed not to test the financial covenants for the fiscal quarter ended March 31, 2025, provided that the Company continues to comply with its payment obligations, achieves the refinancing milestones, maintain minimum liquidity (defined as the sum of (a) unrestricted cash and cash equivalents and (b) the amount by which the aggregate amount committed under the Company’s revolving credit facility exceeds the total amount drawn under the credit facility) of $3.5 million and provides the administrative agent with certain financial reports.

In addition, pursuant to the terms of the Fifth Amendment the applicable interest rate margin is increased such that interest rate is equal to a rate per annum based on the Secured Overnight Financing Rate (“SOFR”) plus 400 bps and amortization payments were revised so that a proportionate payment must be made on a monthly rather than a quarterly basis. The Company paid fees of $0.1 million to the Lenders in connection with the Fifth Amendment.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 10.1 to this current report.

Item 8.01. Other Events.

The Company is exploring alternative sources of capital that would allow refinancing of outstanding indebtedness by June 30, 2025, but the Company’s ability to access such other sources of capital is uncertain. Based on its current operating plans, the Company expects that its available cash and cash generated from operations will be sufficient to finance operations and capital expenditures while the Company works to refinance the Credit Agreement. However, unless the Company is able to access other sources of capital adequate to refinance the indebtedness by June 30, 2025, or extend such date for repayment, it will be unable to pay its debt obligations and fund its operations beyond that date. As a result, there is substantial doubt about the Company’s ability to continue as a going concern.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” “believe” and similar expressions or statements that do not relate to historical matters. Forward-looking statements include, but are not limited to, information concerning expected future financial and operational performance and matters relating to our ability to continue as a going concern, fund our operations, or refinance our outstanding indebtedness. Forward-looking statements are not guarantees of future performance and involve known and unknown uncertainties, risks, assumptions, and contingencies, many of which are outside the Company’s control. Risks and other factors that could cause the Company’s actual results to differ materially from those described in its forward-looking statements include those described in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K as well as in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements are based on the Company’s expectations and assumptions as of the date of this report. Except as required by law, the Company assumes no obligation to update forward-looking statements to reflect any change in expectations, even as new information becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fifth Amendment to Credit Agreement dated March 10, 2025, among Harvard Bioscience, Inc., Citizen Bank, N. A., as the administrative agent, and the lenders party thereto.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: March 11, 2025	By:	/s/ Jennifer Cote
Jennifer Cote
Chief Financial Officer